SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant To Section 13 Or 15(d) Of The Securities
Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported) July 22, 2004

FOUNDRY NETWORKS, INC.

(Exact name of registrant as specified in its charter)

000-26689
(Commission File Number)

Delaware (State or Other Jurisdiction of	77-0431154 (I.R.S. Employer Identification No.)
Incorporation)

2100 Gold Street
P.O. Box 649100
San Jose, CA 95164-9100
(Address of principal executive offices, with zip code)

(408) 586-1700
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

  99.1 Press Release of Foundry Networks, Inc. dated July 22, 2004.

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 22, 2004, Foundry Networks, Inc. (the “Company”) reported its financial results for the three month period ended June 30, 2004. The Company issued a press release announcing its financial results as attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDRY NETWORKS, INC.

Date: July 22, 2004	By:	/s/ Timothy D. Heffner
Timothy D. Heffner
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

FOUNDRY NETWORKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Foundry Networks, Inc. dated July 22, 2004.